                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):     May 21, 2003
                                                  -----------------------------


                            CROSSROADS SYSTEMS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    000-30362
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                            (Commission File Number)

Delaware                                                             74-2846643
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(State of Other Jurisdiction of Incorporation)                    (IRS Employer
                                                            Identification No.)

8300 North MoPac Expressway, Austin, Texas                               78759
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (512) 349-0300
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibit 99     Press Release of Crossroads Systems. Inc. dated
                        May 21, 2003


ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO "ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION")

         On May 21, 2003, Crossroads Systems, Inc. issued a press release describing its results of operations for its fiscal quarter ended April 30, 2003. A copy of the press release is attached as Exhibit 99 to this current report.





                                       2
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CROSSROADS SYSTEMS, INC.



Dated:  May 21, 2003                    By:  /s/ Brian R. Smith
                                           ------------------------------------
                                               Brian R. Smith
                                               Chairman of the Board, President
                                               and Chief Executive Officer



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                DESCRIPTION
    99                     Press Release of Crossroads Systems, Inc. dated May 21, 2003